UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/07/2012

PENDRELL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33008

Delaware	98-0221142
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2300 Carillon Point, Kirkland, Washington 98033
(Address of principal executive offices, including zip code)

(425) 278-7100
(Registrant’s telephone number, including area code)

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2012, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Pendrell Corporation (the "Company") approved the payment of certain discretionary cash bonuses and equity awards to its named executive officers for fiscal year 2011 performance as indicated below. The Compensation Committee did not adjust base salaries or the discretionary cash bonus structure for its named executive officers.

The Compensation Committee approved discretionary cash bonuses for 2011 performance as follows: 100% of each of their targeted bonuses to Benjamin G. Wolff, R. Gerard Salemme and Thomas Neary; 100% of the minimum discretionary bonus to Robert Mechaley; and 114% of the targeted bonus to Joseph Siino.

In addition, the Compensation Committee approved a discretionary, one time, non-recurring cash bonus of $500,000 to Benjamin G. Wolff and $353,973 to R. Gerard Salemme, for assisting with the completion of the Company's sale of DBSD North America, Inc. to DISH Network, and to reflect the transaction's extraordinary impact on the Company.

All equity awards indicated below, which include grants of restricted stock awards for shares of the Company's Class A Common Stock and nonqualified stock options to purchase the Company's Class A Common Stock, are subject to stockholder approval of an increase in the number of shares available under the Company's stock incentive plan, and will not be effective until such approval is obtained. Subject to this post-grant condition, all restricted stock grants and nonqualified stock option grants (i) shall have a vesting start date of February 15, 2012, (ii) shall be granted at the market price of such stock at the close of business on February 15, 2012, and (iii) shall vest over a four-year period, with twenty-five percent (25%) vesting on each of the first, second, third, and fourth anniversaries of February 15, 2012.

Named Executive Officer         Restricted Stock Award        Nonqualified Stock Option

Benjamin G. Wolff                         150,000                               75,000
Thomas Neary                                  50,000                               30,000
R. Gerard Salemme                        100,000                               50,000
Joseph Siino                                    100,000                               50,000
Robert Mechaley                              50,000                               30,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

Date: February 13, 2012	By:	/s/ Timothy M. Dozois
Timothy M. Dozois
Corporate Counsel and Secretary